Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report on Form 10-Q of LIN Television Corporation for the three months ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Vincent L. Sadusky, Chief Executive Officer and Chief Financial Officer of the Company, and hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 9, 2006

/s/ Vincent L. Sadusky

Vincent L. Sadusky
Chief Executive Officer and Chief Financial Officer